FDP SERIES, INC.

FDP BlackRock Franklin Templeton Total Return Fund

(the “Fund”)

Supplement dated January 9, 2017 to

the Summary Prospectus and Prospectus of the Fund,

each dated September 28, 2016, as amended or supplemented to date

On December 14, 2016, the Board of Directors (the “Board”) of FDP Series, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “FDP BlackRock CoreAlpha Bond Fund” and certain changes to the Fund’s investment objective, strategies and process. The Board also approved the termination of the Fund’s sub-advisory agreement with Franklin Advisers, Inc. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team. Fund management has also determined to contractually waive a portion of the investment management fee payable by the Fund to BlackRock Advisors, LLC, the Fund’s investment adviser. All of these changes are expected to become effective on or about March 10, 2017.

Effective on or about March 10, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Name

FDP BlackRock Franklin Templeton Total Return Fund is renamed FDP BlackRock CoreAlpha Bond Fund. All references to “FDP BlackRock Franklin Templeton Total Return Fund” or the “Franklin Templeton Fund” in the Summary Prospectus and Prospectus are hereby replaced with “FDP BlackRock CoreAlpha Bond Fund” or the “CoreAlpha Fund,” respectively.

Change in the Fund’s Investment Objective

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Investment Objective” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Investment Objective” are deleted in their entirety and replaced with the following:

Investment Objective

The investment objective of the FDP BlackRock CoreAlpha Bond Fund (the “CoreAlpha Fund” or the “Fund”) is to seek to provide a combination of income and capital growth.

Change to the Fund’s Fees

The chart and example in the section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.80%	None
Other Expenses[4]	0.29%	0.30%	0.29%
Total Annual Fund Operating Expenses[5]	0.94%	1.50%	0.69%
Fee Waivers and/or Expense Reimbursements[3]	(0.08)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.86%	1.42%	0.61%

[1]	A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Fund is 0.32% of the average daily net assets of the Fund through September 30, 2018. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of FDP Series, Inc. (the “Corporation”) or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$484	$680	$892	$1,501
Investor C Shares	$245	$466	$811	$1,784
Institutional Shares	$62	$213	$376	$851

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$145	$466	$811	$1,784

The section of the Prospectus entitled “Management of the Funds — BlackRock” is amended to add the following after the eighth paragraph:

For the CoreAlpha Fund, effective March 10, 2017, BlackRock has agreed to contractually waive its management fee to cap the annual management fee at 0.32% through September 30, 2018. This contractual waiver agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Change in the Fund’s Investment Strategies and Risks

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest up to 20% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). The Fund may invest in bonds of any maturity or duration.

The Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis.

The Fund may use derivatives, such as futures contracts, options and various other instruments. The Fund may also invest in derivatives based on foreign currencies. In addition, the Fund may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although the Fund is not required to hedge and may choose not to do so.

BlackRock and the Fund have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits BlackRock, with respect to the Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions set forth in the SEC exemptive order.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — FDP BlackRock Franklin Templeton Total Return Fund” is deleted in its entirety and replaced with the following:

FDP BlackRock CoreAlpha Bond Fund

Investment Objective

The Fund seeks to provide a combination of income and capital growth. The Fund’s investment objective is a non-fundamental policy of the Fund and may not be changed without prior notice to shareholders.

Investment Process

BlackRock, the Fund’s investment adviser, invests the Fund’s assets using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BlackRock also uses its models to allocate the Fund’s assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest in bonds of any maturity or duration.

The Fund may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association (“Ginnie Mae”) and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis.

Although the Fund normally invests primarily in investment grade securities, it may invest up to 20% of its assets in securities rated below investment grade or which, if unrated, are deemed to be of comparable quality by BlackRock (“high yield” or “junk” bonds) at the time of purchase.

The Fund may use derivatives, such as futures contracts, options (including, but not limited to, options on swaps) and various other instruments (including, but not limited to, interest rate, total return, credit default and credit default index swaps (which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit risk), credit-linked notes, and indexed and inverse floating-rate securities. The Fund may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. The Fund may also invest in derivatives based on foreign currencies. In addition, the Fund may use derivatives and short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender, to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a “hedge”), although the Fund is not required to hedge and may choose not to do so.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — Other Strategies” is renamed to “Other Strategies (MFS Fund, Janus Fund and Invesco Fund).”

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — Franklin Templeton Fund Other Strategies” is deleted in its entirety and replaced with the following:

CoreAlpha Fund Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Convertible Securities — The Fund may invest in convertible securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Equity Securities — The Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization.

Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Fund may also invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

Indexed and Inverse Securities — The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Fund to access certain markets or hedge risks of other assets held by the Fund, these securities are subject to the risks related to the underlying index or other assets.

Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies including affiliated money market funds and affiliated exchange-traded funds.

Repurchase Agreements — The Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.

Securities Lending — The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Short-Term Securities or Instruments — The Fund can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed-income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions.

Temporary Defensive Strategies — Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. Government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Fund’s shares or for the Fund to achieve its investment objectives.

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Principal Risks of Investing in the Fund” and the sections of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Principal Risks of Investing in the Fund” and “Details About the Funds — Investment Risks” are amended to delete the following risks: “Collateralized Debt Obligations Risk,” “Corporate Loans Risk,” “Currency Management Strategies Risk,” “Dollar Rolls Risk,” “Sovereign Debt Risk,” “Unrated Debt Securities Risk” and “U.S. Government Mortgage-Related Securities Risk.”

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Principal Risks of Investing in the Fund” are amended to add the following risks:

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

The section of the Prospectus entitled “Details About the Funds — Investment Risks” is amended to add the following risks:

Liquidity Risk (CoreAlpha Fund) — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Short Sales Risk (CoreAlpha Fund) — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

In the section of the Prospectus entitled “Details About the Funds — Investment Risks,” the principal risk “Derivatives Risk” is supplemented as follows:

Indexed and Inverse Securities (CoreAlpha Fund) — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

The other risks section under the section of the Prospectus entitled “Details About the Funds — Investment Risks” is amended to remove “Distressed and Defaulted Securities Risk.”

The other risks section under the section of the Prospectus entitled “Details About the Funds — Investment Risks” is amended to add the following risks:

Equity Securities Risk (CoreAlpha Fund) — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Investment in Other Investment Companies Risk (CoreAlpha Fund) — As with other investments, investments in other investment companies, including exchange traded funds (“ETFs”), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers to the Fund’s management fees). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Repurchase Agreement Risk (CoreAlpha Fund) — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

The other risks section under the section of the Prospectus entitled “Details About the Funds — Investment Risks” is amended to add “(MFS Fund, Invesco Fund and Janus Fund)” to the following other risks: “Borrowing Risk,” “Foreign Currency Transactions Risk,” “Indexed and Inverse Securities Risk,” “Liquidity Risk,” “Repurchase Agreements and Purchase and Sale Contracts Risk,” “Standby Commitment Agreements Risk” and “Warrants Risk.”

Change in the Fund’s Management

All references to Franklin Advisers, Inc. as the Fund’s sub-adviser are hereby removed.

Change in the Fund’s Portfolio Management Team

The section of the Summary Prospectus entitled “Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About FDP BlackRock Franklin Templeton Total Return Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Scott Radell, CFA	2017	Managing Director of BlackRock, Inc.
Karen Uyehara	2017	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — FDP BlackRock Franklin Templeton Total Return Fund — About the Portfolio Management of the Franklin Templeton Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE COREALPHA FUND

The CoreAlpha Fund is managed by a team of financial professionals. Scott Radell, CFA, and Karen Uyehara are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted with respect to the Fund and replaced with the following:

The CoreAlpha Fund is managed by a team of financial professionals. Scott Radell, CFA, and Karen Uyehara are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Radell, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2009; Head of US Fixed Income Portfolio Solutions within BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2009; Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Karen Uyehara	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2010; Portfolio Manager of Western Asset Management Company from 2005 to 2010.

Shareholders should retain this Supplement for future reference.

PRO-FDPS-0117SUP